UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: November 13, 2006
                        (Date of earliest event reported)


                        MACE SECURITY INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


           DELAWARE                                      03-0311630
(State or other jurisdiction of                       (I.R.S. Employer
 incorporation or organization)                       Identification No.)


                          COMMISSION FILE NO. 0-22810

              1000 Crawford Place, Suite 400, Mt. Laurel, NJ 08054
                    (Address of Principal Executive Offices)

         Registrant's Telephone No., including area code: (856) 778-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

          On November 13, 2006 Mace Security International, Inc. issued a press release announcing its financial results for the third quarter and nine months ended September 30, 2006. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference in its entirety.


Item 9.01 Financial Statements and Exhibits

          (d) The following Exhibit is hereby furnished as part of this Current Report on Form 8-K.

          99.1 Press Release issued by Mace Security International, Inc. dated November 13, 2006.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MACE SECURITY INTERNATIONAL, INC.



                                   By: /s/ Gregory M. Krzemien
                                   -----------------------------------------
                                       Gregory M. Krzemien
                                       Chief Financial Officer and Treasurer
Date:    November 14, 2006

                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
99.1            Press Release issued by Mace Security International, Inc.
                dated November 13, 2006.